UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2011
ISABELLA BANK CORPORATION
(Exact name of registrant as specified in its charter)
MICHIGAN
(State or other jurisdiction of incorporation)

000-18415 (Commission File Number)	38-2830092 (IRS Employer Identification No.)

401 North Main Street, Mt. Pleasant, Michigan (Address of principal executive offices)	48858-1649 (Zip Code)
Registrant’s telephone number, including area code: (989) 772-9471
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Resignation of a Director. Effective as of April 27, 2011, Dianne C. Morey resigned as a member of the Board of Directors (the “Board”) of Isabella Bank Corporation (the “Company”). Ms. Morey was appointed to the Company’s Board effective January 1, 2010, and served on the Board’s Compensation and Human Resource Committee. Ms. Morey resigned as a member of the Board so that she would have more time to focus her efforts on her business, Bandit Industries, Inc., a forestry equipment manufacturer. The resignation of Ms. Morey did not involve any disagreement with the Company.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISABELLA BANK CORPORATION
Dated: April 28, 2011	By:	/s/ Dennis P. Angner
Dennis P. Angner, President and CFO